Customer Advances In Excess Of Costs Incurred On Contracts In Progress (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2016	Dec. 31, 2015
Costs in Excess of Billings on Uncompleted Contracts or Programs [Abstract]
Advances received		$ 652,372	$ 753,708
Less - Advances presented under long-term liabilities		174,529	167,601
Less - Advances deducted from inventories	[1]	65,418	70,282
Customer advances - Total		412,425	515,825
Less - Costs incurred on contracts in progress		65,032	78,623
Customer advances in excess of costs incurred on contracts in progress		$ 347,393	$ 437,202

[1]	The Company has transferred legal title of inventories to certain customers as collateral for advances received. Advances are allocated to the relevant inventories on a per-project basis. In cases where advances are in excess of the inventories, the net amount is presented in customer advances (see Note 14).